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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K





                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                       Date of Report: September 24, 1997





                          REPUBLIC NEW YORK CORPORATION
             (Exact name of registrant as specified in its charter)





          Maryland                      1-7436                    13-2764867
(State or other jurisdiction    (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)


 452 Fifth Avenue, New York, New York                               10018
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (212) 525-6100
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Item 5. Other Events

      In connection with the filing of a Prospectus Supplement dated September 17, 1997 relating to the offering of 3,000,000 shares of $2.8575 Cumulative Preferred Stock ($50 Stated Value), the Corporation is hereby filing the documents listed under Item 7 below as Exhibits to the Corporation's Shelf Registration Statement (Registration No. 33-42582). Such documents are hereby incorporated herein by reference in this Current Report on Form 8-K and copies of the same are attached hereto as exhibits.

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.


Exhibits

4(a) Notice of Change of Principal Office and Resident Agent filed with the Maryland State Department of Assessments and Taxation on June 27, 1997.

4(b) Articles Supplementary, classifying shares of the Corporation's $2.8575 Cumulative Preferred Stock ($50 Stated Value), dated September 23, 1997.

12 Calculation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends -- Consolidated
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REPUBLIC NEW YORK CORPORATION


                                          By: /s/  William F. Rosenblum, Jr.
                                              -------------------------------
                                                    Senior Vice President

Date: September 24, 1997
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                                  EXHIBIT INDEX


Exhibit No.                       Description of Exhibit
-----------                       ----------------------

4(a) Notice of Change of Principal Office and Resident Agent filed with the Maryland State Department of Assessments and Taxation on June 27, 1997.

4(b) Articles Supplementary, classifying shares of the Corporation's $2.8575 Cumulative Preferred Stock ($50 Stated Value), dated September 23, 1997.

12 Calculation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends -- Consolidated